SCHEDULE 14A
                         (Rule 14a-101)
            INFORMATION REQUIRED IN PROXY STATEMENT
                   SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities
          Exchange Act of 1934 (Amendment No.  N/A )

Filed by the registrant   x
Filed by a party other than the registrant
Check the appropriate box:                 Confidential, for Use of
      Preliminary proxy statement          the Commission Only (as
  x   Definitive proxy statement           permitted by Rule 14a-6(e)(2)
      Definitive additional materials
      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                     LANIER BANKSHARES, INC.
         (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant) Payment of filing fee (Check the appropriate box):
   x   No fee required
       Fee computed on table below per Exchange Act
       Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

   (2) Aggregate number of securities to which transactions applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   (4) Proposed maximum aggregate value of transaction:

   (5) Total fee paid:

       Fee paid previously with preliminary materials.

       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

   (2) Form, Schedule or Registration Statement no.:


   (3) Filing Party:


   (4) Date Filed:


                     LANIER BANKSHARES, INC.
                      854 Washington Street
                    Gainesville, Georgia 30501
                          (770) 536-2265


                          March 23, 1998


To the Shareholders of Lanier Bankshares, Inc.:

   You are cordially invited to attend the annual meeting of shareholders of Lanier Bankshares, Inc. (the "Company") to be held at the Gainesville Civic Center, 830 Green Street, Gainesville, Georgia, on
Wednesday, April 22, 1998 at 5:00 p.m. The official Notice of the Meeting, the Proxy Statement of management of the Company and the Company's Annual Report to Shareholders accompany this letter.

   The principal business of the meeting will be to elect three Class II directors to serve for a term of three years until 2001 and to review the operations of the Company and its wholly-owned subsidiary, Lanier National Bank, for the past year.

   No action can be taken at the meeting unless the holders of a majority of the outstanding shares of Common Stock of the Company are represented, either in person or by proxy. Therefore, whether or not you plan to attend the meeting, please mark, date, and sign the enclosed form of proxy, and return it to the Company in the envelope provided as soon as possible.

                    Sincerely,

                    /s/ Joseph D. Chipman, Jr.
                    President and
                    Chief Executive Officer


                     LANIER BANKSHARES, INC.
                      854 Washington Street
                    Gainesville, Georgia 30501
                          (770) 536-2265



           NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD APRIL 22, 1998


To the Shareholders of Lanier Bankshares, Inc.:

   Notice is hereby given that the Annual Meeting of Shareholders of Lanier Bankshares, Inc. (the "Company") will be held on Wednesday, April 22, 1998, at 5:00 p.m. at the Gainesville Civic Center,
830 Green Street, Gainesville, Georgia, For the following purposes:


   (1) To elect three persons to serve as Class II directors of the Board of Directors; and

   (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

   The Board of Directors has fixed the close of business on March 13, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

   All shareholders are requested to mark, date, sign, and return the enclosed form of proxy as soon as possible. If you attend the meeting and wish to revoke a proxy that you had previously returned, you may do so at any time before the proxy is exercised.


                    By Order of the Board of Directors,


                    /s/ Jeffrey D. Hunt
                    Secretary

March 23, 1998

                     LANIER BANKSHARES, INC.
                      854 Washington Street
                    Gainesville, Georgia 30501
                          (770) 536-2265

      ______________________________________________________

             PROXY STATEMENT FOR 1998 ANNUAL MEETING
     _______________________________________________________


                              VOTING

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Lanier Bankshares, Inc.
(the "Company") for use at the Annual Meeting of Shareholders to be held on Wednesday, April 22, 1998, and at any adjournments thereof.
In addition to this solicitation by mail, the officers and employees of the Company and its wholly-owned subsidiary, Lanier National
Bank (the "Bank"), without additional compensation, may solicit Proxies in favor of the Proposal, if deemed necessary, by personal contact, letter, telephone or other means of communication. Brokers, nominees and other custodians and fiduciaries will be requested to forward Proxy solicitation material to the beneficial owners of the Shares, where appropriate, and the Company will reimburse them for their reasonable expenses incurred in connection with such transmittals. The Company will bear the costs of solicitation of Proxies for the Annual Meeting.

   This Proxy Statement and the form of proxy are first being mailed to shareholders on or about March 23, 1998. If the enclosed form of proxy is properly executed, returned, and not revoked, it will be voted in accordance with the specifications made by the shareholder. If the form of proxy is signed and returned but specifications are not made, the proxy will be voted FOR the election of the nominees to the Board of Directors.

   Shareholders who sign proxies have the right to revoke them at any time before they are voted by delivering to Jeffrey D. Hunt, Secretary of the Company, at the main office of the Company, either an instrument revoking the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

   The close of business on March 13, 1998, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. As of the close of business on the record date, the authorized common stock, $1.00 par value (the "Common Stock"), of the Company consisted of 10,000,000 shares, with 600,000 shares issued and outstanding. Each issued and outstanding share is entitled to one vote.

   Directors are elected by a plurality of the shares present in person or by proxy and entitled to vote. Only those votes actually cast will be counted for the purpose of determining whether a particular nominee received sufficient votes to be elected. Accordingly, any abstentions and broker non-votes will not be included in vote totals and will not be considered in determining the outcome of the vote.

   Approval of any other matter that may properly come before the Annual Meeting requires the affirmative vote of a majority of shares of Common Stock present in person or by proxy and entitled to vote on such matter. Abstentions will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes. Broker non-votes will not be counted as votes for or against approval of any other matter properly brought before the Annual Meeting.


                 DIRECTORS AND EXECUTIVE OFFICERS

                      Election of Directors

   The Company's Articles of Incorporation provide that the Company's Board of Directors is divided into three classes, Class I, Class II, and Class III, each of which is as nearly equal in number as possible.
The directors in each class hold office for staggered terms of three years each. The Board recommends that the shareholders elect the nominees identified below as Director Nominees. The following table sets forth for each nominee and each continuing director: (a) his name,
(b) his age at December 31, 1997, (c) how long he has been a director of the Company, (d) his position(s) with the Company and the Bank and (e) his principal occupation and recent business experience.

                   CLASS II - DIRECTOR NOMINEES
                        Term Expiring 2001

                             Director
Name and Age                   Since      Positions with the Company and
                                            Business Experience

J. Austin Edmondson            1988       Principal, Georgia Chair Company
58                                        since 1963; Georgia Chair Plastic
                                          Company

Jerry D. Jackson               1988       Real Estate Developer; Partner,
56                                        Mundy Mill Properties; Partner,
                                          Woodfield Properties; Partner,
                                          Lanier Car Wash.

R. Thomas Jarrard              1988       Attorney, Carey, Jarrard and Walker,
54                                        since 1972.

                 CLASS II - CONTINUING DIRECTORS
                      Term Expiring 2000

                           Director
Name and Age                 Since        Positions with the Company and
                                               Business Experience

John W. Browning,III,M.D.,    1988        Physician and Partner of Longstreet
53                                        Chairman Northeast Georgia Health
                                          Associates

Joseph D. Chipman, Jr.,       1988        President and Chief Executive Officer
52                                        of the Company and of the Bank since
                                          1989; Chairman of Lanier Data
                                          Corporation from 1992 until present.

C. Edmondson Daniel,          1988        Chairman of the Board of the Company
52                                        and of the Bank; President and CEO
                                          of Carroll Daniel Construction
                                          Company since July 1969.

                 CLASS III - CONTINUING DIRECTORS
                      Term Expiring 1999

                            Director
Name and Age                 Since        Positions with the Company and
                                          Business Experience

Lewis W. Coker,             1994          President and General Manager,
62                                          Coker Equipment Company

Carlton W. Rogers, Sr.,     1988          Agent, Turner, Wood & Smith
50                                          Insurance Center

Stewart Teaver,             1994          Principal, City Plumbing &
42                                        Electric Company; Principal,
                                          Area Realty Company

Michael Wilson,             1994          Real Estate Developer; Principal,
42                                        Whitmire & Wilson Properties

    Dr. Browning's wife and Mr. Daniel's wife are first cousins.


                        Executive Officers

    Joseph D. Chipman, Jr., Jeffrey D. Hunt and Ricky H. Pugh are executive officers of the Company. Mr. Chipman has served as President and Chief Executive Officer of the Company and the Bank since 1989.
Mr. Chipman has served as Chairman of Lanier Data Corporation since 1992.

    Mr. Hunt has served as Senior Vice President-Operations of the Bank, Secretary of the Company and President of Lanier Data Corporation since April 17, 1989. Mr. Hunt is 45 years old.

    Mr. Pugh was appointed as Executive Vice President of the Company on April 17, 1996. Mr. Pugh also serves as Executive Vice President of the Bank. Mr. Pugh is 43 years old.


               MEETINGS AND COMMITTEES OF THE BOARD

    During the year ended December 31, 1997, the Board of Directors of the Company held eight meetings. All incumbent directors attended at least 75% of the meetings of the Board.

    The Board of Directors of the Company has no audit, compensation or nominating committees. The Board of Directors will consider shareholders' nominations of individuals to serve as directors if information concerning such nominees, including the person's name and a description of his or her qualifications is furnished in writing to the Chairman of the Board of the Company.

         COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

                     Chief Executive Officer

    The following tables set forth certain information relating to various forms of compensation paid or granted to the Company's chief executive officer in fiscal years 1995, 1996 and 1997.

                    SUMMARY COMPENSATION TABLE

    The following table presents the total compensation the Company paid during fiscal years 1995, 1996 and 1997 to its chief executive officer.

                                 Annual Compensation
                                                              Other
                                                              Annual
                                      Salary       Bonus      Compensation
Name and Position          Year       ($)          ($)        ($)

Joseph D. Chipman, Jr.,    1997       115,000      13,000      0
President and Chief
Executive Officer
                           1996       112,000      13,000      0

                           1995       107,640      11,000      0

                                     Long-Term Compensation

                                Restricted                          All   <F1>
                                Stock        Options/    LTIP       Other
                                Awards       SARS        Payouts    Compensation
Name and Position       Year    ($)          (#)         ($)        ($)

Joseph D. Chipman,Jr.,  1997     0           1,000        0         8,288
President and Chief
Executive Officer
                        1996     0           1,000        0         7,500

                        1995     0           1,000        0         7,287

<F1>
Consists of the Company's contributions to Mr. Chipman's account under the Company's Profit-Sharing Plan.


                   OPTION GRANTS IN FISCAL YEAR 1997

     The following table presents information regarding options granted to Mr. Chipman during fiscal year 1997, which he may exercise to purchase shares of the Company's Common Stock. The Company has no outstanding stock appreciation rights and granted no stock appreciation rights during fiscal 1997.

                                  Individual Grants

                                Percent of Total
                   Options      Options Granted    Exercise
                   Granted      to Employees       or Base Price   Expiration
Name               (#)          in Fiscal Year     ($/Sh.)         Date
Joseph D.
  Chipman, Jr.     1,000 <F1>   36.00%             $15              12/28/06

<F1>
Pursuant to the Company's Stock Option Plan, Mr. Chipman received 5,000 option which become exercisable in 20% increments annually, beginning on the first anniversary of the date of grant (December 28, 1996); exercisability is accelerated in the event the optionee dies, becomes disabled or retires at or after age 65, or in the event of certain changes in control of the Company.

Mr. Chipman did not exercise any options to purchase shares of the Company's Common Stock during 1997.


            FISCAL YEAR-END OPTION VALUES

    The following table presents information regarding the value of Mr. Chipman's unexercised options held at December 31, 1997.

                                                          Value of
                                        Number of         Unexercised
                                        Unexercised       In-the-Money
                                        Options at        Options at
               Shares                   Fiscal Yr End     Fiscal Yr End
               Acquired       Value     (#)               ($)
               on Exercise    Realized  Exercisable/      Exercisable/
Name           (#)            ($)       Unexercisable     Unexercisable
Joseph D.
 Chipman,Jr.   0              0         7,000/3,000 <F1>   81,000<F2>/24,000<F2>

<F1>
The unexercisable options, granted as of December 28, 1995, become exercisable in 20% increments (1,000 shares) annually beginning
December 28, 1996 at an exercise price of $15 per share. Mr. Chipman has 5,000 shares of immediately exercisable options at an exercise price of $10.00 per share pursuant to options granted on January 1, 1990, which options became exercisable in 20% increments on the anniversary of the date of the grant.

<F2>
At December 31, 1997, the per share fair market value of the Company's Common Stock ($23 per share), exceeded the per share exercise price of the exercisable options ($10 per share as to 5,000 shares and $15 per share as to 2,000 shares by $13 per share and $8 per share, respectively). Fair market value is based on the Company's book value per share at December 31, 1997.

                    Director Compensation

    The Company pays $250 per month to each director for each board meeting attended and $100 for each committee meeting attended, not to exceed $200 per month, regardless of extra meetings attended. Inside directors receive board meeting fees but no committee fees.

    The Bank maintains the Director's Indexed Fee Continuation Program
(the "Directors Plan"). All members of the Board of Directors of the Bank are eligible to participate in the Directors Plan. The Directors Plan is intended to provide certain post-retirement payments upon each participant's retirement or, in the event of his or her death while on the Board of Directors of the Bank, to a designated beneficiary. The Directors Plan provides for two types of retirement payments to be paid to a participant if he or she continues to serve as a director with the Bank until age 60.
As to each participant, the amounts of both income streams are determined by reference to the earnings of life insurance policies purchased or purchasable on the lives of all participating directors. Any insurance policies actually purchased are owned by the Bank. A participant's interest in the earnings on the life insurance policies is measured by the extent to which that director's share of the annual earnings on the policies exceed the Bank's cost of funds in acquiring and maintaining the policies in force and effect (the "Excess Earnings"). A director's share of Excess Earnings is determined by dividing any Excess Earnings amount by the number of directors participating in the Directors Plan as of the December 31 preceding the date of the calculation.


    One of the retirement income streams provided by the Directors Plan provides for a payment of 15 equal annual installments commencing 30 days following the participant's retirement from the Board of Directors of the Bank at or after age 60, which will represent payment of the aggregate
Excess Earnings achieved by the insurance policies until that participant's retirement. Those Excess Earnings are credited to bookkeeping accounts that track each participant's interest in his or her Excess Earnings. The other retirement income stream provides for annual post-retirement payments until the participant's death based upon the Excess Earnings achieved by the insurance policies each year following the participant's retirement. If a participant ceases to serve upon the Board of Directors of the Bank prior to attainment of retirement age, other than for cause, he or she is entitled to a portion of the benefits that would otherwise be payable upon retirement, depending upon the participant's number of years of Board service with the Bank. In the event of a participant's death prior to retirement, the beneficiary designated by that participant will be entitled to receive the vested portion of the amount then credited to the participant's account. In the event any participant's Board service ceases following a change of control, the participant is to receive benefits commencing at age 60 as if he or she had retired.

    The Directors Plan also allows each director of the Bank to defer receipt of director fees otherwise payable and to have those amounts credited to a deferred compensation account. A maximum of $5,000 in fees may be deferred annually for up to 10 years. Each deferred compensation account is credited with an earnings factor equal to the greater of 7% or the then applicable 6-month Treasury rate. The account balance is paid to the director upon cessation of his or her service upon the Board for any reason.
All amounts credited to a director under the Directors Plan represent unsecured obligations of the Bank. Each insurable member of the Board of Directors of the Bank is also a party to an agreement with the Bank which provides a net death benefit to his or her designated beneficiary upon the director's death. Pursuant to the terms of each agreement, the Bank has purchased an insurance policy paying a death benefit and pays the premiums required by the terms of the policy. Each director is taxed annually on the value of the life insurance coverage provided to him or her under this arrangement. Under the terms of each agreement, upon the director's death, the beneficiary designated by the director will receive 80% of the result that remains after the death benefit proceeds are reduced first by the policy's then cash surrender value. This agreement remains in effect until a director's death and will terminate earlier only if the parties mutually agree.

      SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                           MANAGEMENT

    The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of December 31, 1997 by (a) each director of the Company, (b) each executive officer, (c) each person who is not a director of the Company and who beneficially owned 5% or more of the outstanding shares of Common Stock to the best information and knowledge of the Company, and (d) all executive officers and directors as a group.
The information shown below is based upon information furnished to the Company by the named persons. Unless otherwise indicated, each person is the record owner and has sole voting and investment power with respect to his shares.

    Information relating to beneficial ownership of the Company is based upon "beneficial ownership" concepts set forth in rules promulgated under the Securities Exchange Act of 1934, as amended. Under such rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within sixty (60) days from the Company's record date. The footnotes to the table indicates how many shares each person has the right to acquire within 60 days of March 13, 1998. The shares of the Company which are issuable to a person listed below upon exercise of the vested portion of the outstanding options are assumed to be outstanding for the purpose of determining the percentage of shares beneficially owned by that person.

                                   Amount
                                   and Nature of                Percent
Name and Address                   Beneficial Ownership         of Class

(a) Directors
John W. Browning, III, M.D.         21,295 <F1>                  3.5
873 Glenwood Drive, N.E.
Gainesville, Georgia

Joseph D. Chipman, Jr.              42,010 <F2>                  6.9
2423 Hawthorne Lane
Gainesville, Georgia

Lewis W. Coker                      28,300 <F3>                  4.7
1999 Watauga Drive
Gainesville, Georgia

C. Edmondson Daniel                 17,975 <F4>                  3.0
1484 Heritage Place
Gainesville, Georgia

J. Austin Edmondson                 17,008 <F5>                  2.8
1474 Burns Drive
Gainesville, Georgia

Jerry D. Jackson                    19,517 <F6>                  3.3
P.O. Box 7275
Chestnut Mountain, Georgia

R. Thomas Jarrard                   20,500 <F7>                  3.4
P.O. Box 2522
Gainesville, Georgia

Carlton W. Rogers, Sr.               6,550 <F8>                  1.1
P.O. Box 1058
Gainesville, Georgia

Stewart Teaver                      15,229 <F9>                  2.5
1160 Antioch Road
Gainesville, Georgia

Michael Wilson                       1,200 <F10>                  .2
2625 Pemmican Run
Gainesville, Georgia

(b) Executive Officers*

Jeffrey D. Hunt                      8,056 <F11>                 1.3
426 Wisherd Lane
Cleveland, Georgia


Ricky H. Pugh                        7,520 <F12>                 1.2
2434 Basin Drive
Gainesville, Georgia


(c) Non-Director,
 5% Beneficial Owners

Henry W. Wallis, Jr.                40,000 <F13>                 6.7
60 Club Drive
Gainesville, Georgia

(d) All executive officers         205,160                      33.3
 and directors as a group

<F1>
Consists of 21,295 shares owned directly by Mr. Browning.

<F2>
Consists of (a) 32,300 shares owned directly by Mr. Chipman, (b) 2,300 owned by his spouse as to which beneficial ownership is shared, (c) 410 shares owned by Mr. Chipman's sons as to which beneficial ownership is shared, (d) 7,000 shares of immediately exercisable options.

<F3>
Consists of (a) 3,200 shares owned directly by Mr. Coker, (b) 16,100 shares owned by Lewis W. Coker Enterprises, as to which beneficial ownership is shared, and (c) 9,000 shares owned by Coker Equipment Co., as to which beneficial ownership is shared.

<F4>
Consists of 17,975 shares owned directly by Mr. Daniel.

<F5>
Consists of 17,008 shares owned directly by Mr. Edmondson.

<F6>
Consists of (a) 9,100 shares directly owned by Mr. Jackson, (b) 10,267 shares owned jointly by Mr. Jackson and his spouse, and (c) 150 shares owned by Mr. Jackson's spouse, as to which beneficial ownership is shared.

<F7>
Consists of (a) 18,500 shares directly owned by Mr. Jarrard, and (b) 2,000 shares owned jointly by Mr. Jarrard and his spouse.

<F8>
Consists of 6,550 shares owned directly by Mr. Rogers.

<F9>
Consists of (a) 3,419 shares owned directly by Mr. Teaver, (b) 1,983 shares held by Mr. Teaver as custodian for his son, as to which beneficial ownership is shared, (c) 1,988 held by Mr. Teaver as custodian for his daughter, as to which beneficial ownership is shared, (d) 4,420 shares held jointly by Mr. Teaver and his spouse, and (e) 3,419 shares held by Mr. Teaver's spouse, as to which beneficial ownership is shared.

<F10>
Consists of 1,200 shares owned directly by Mr. Wilson.

<F11>
Consists of (a) 3,206 shares owned directly, (b) 100 shares as custodian for his children, and (c) 4,750 shares in immediately exercisable options.

<F12>
Consists of (a) 1,500 shares owned directly by Mr. Pugh, (b) 570 shares held by Mr. Pugh's spouse, as to which beneficial ownership is shared,
(c) 100 shares held by Mr. Pugh as custodian for his son, as to which beneficial ownership is shared, (d) 100 shares held by Mr. Pugh as custodian for his other son, as to which beneficial ownership is shared, and (e) 5,250 shares in immediately exercisable options.

<F13>
Consists of 40,000 shares owned directly by Mr. Wallis.

*  Note:  Mr. Chipman is also an Executive Officer of the Company.

                 COMPLIANCE WITH SECTION 16(A)
              OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16 of the Securities and Exchange Act of 1934 requires the Company's officers, directors and greater than 10% shareholders ("Reporting Persons") to file certain reports ("Section 16 Reports") with respect to beneficial ownership of the Company's securities. Based on its review of the Section 16 Reports furnished to the Company by its Reporting Persons, none of the Reporting Persons made late Section 16 filings with respect to transactions in 1997.

          CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company and the Bank have banking and other business transactions in the ordinary course of business with directors and officers of the Company and the Bank and their affiliates, including members of their families, corporations, partnerships or other organizations in which such directors and officers have a controlling interest, on substantially the same terms (including price, interest rate and collateral) as those prevailing at the same time for comparable transactions with unrelated parties. In the opinion of management of the Bank, such banking transactions do not involve more than the normal risk of collectibility or present other unfavorable features to the Company or the Bank.

     The Bank is in the process of constructing a new branch to be located at Quillian's Corner. The Quillian's Corner branch is expected to be completed in April 1998. The Bank hired Carroll Daniel Construction Company along with JBA Architects, Inc. to construct the branch building. C. Edmondson Daniel, Chairman of the Board of Directors of the Company and the Bank, is President and Chief Executive Officer of Carroll Daniel Construction Company. The estimated expenditure for construction of the Quillian's Corner branch is $370,000.


                  INDEPENDENT PUBLIC ACCOUNTANTS

    Mauldin & Jenkins is the accounting firm responsible for preparing an audited report of the Company's financial statements. Mauldin & Jenkins has acted as the Company's accounting firm for three years. A representative from Mauldin & Jenkins is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

                      SHAREHOLDER PROPOSALS

    Any shareholder proposal intended for inclusion in the Company's proxy material for the 1999 Annual Meeting of Shareholders must be received at the principal offices of the Company not later than December 5, 1998.

                          OTHER MATTERS

    The Board of Directors of the Company knows of no other matters that may be brought before the meeting. If, however, any matter other than the election of directors, or matters incidental thereto, should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

    If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.


March 23, 1998


                     LANIER BANKSHARES, INC.
                              PROXY
               SOLICITED BY THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON APRIL 22, 1998

    The undersigned hereby appoints Joseph D. Chipman, Jr. and Jeffrey D. Hunt as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the Common Stock of Lanier Bankshares, Inc., 854 Washington Street, Gainesville, Georgia, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Meeting") to be held at the Gainesville Civic Center, 830 Green Street, Gainesville, Georgia, on Wednesday, April 22, 1998 at 5:00 p.m., and at any adjournments thereof, upon the proposals decribed in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Meeting, receipt of which is hereby acknowledged.

    THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR THE PROPOSALS.

PROPOSAL:  (1)  To elect J. Austin Edmondson, Jerry D. Jackson and
R. Thomas Jarrard as Class II members of the Board of Directors, as described in the Proxy Statement.

         FOR all nominees listed above              WITHHOLD AUTHORITY
         (except as indicated to the                to vote for all nominees
         contrary below).                           listed above.

INSTRUCTION: To withhold authority for any individual nominee, mark "FOR" above, but write that nominee's name in the space below.

_________________________________________________________________

DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS
            WHICH MAY COME BEFORE THE ANNUAL MEETING.

 THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION TO THE CONTRARY
        IS INDICATED, IT WILL BE VOTED FOR THE PROPOSALS.

    If stock is held in the name of more than one person, all holders should sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                             Dated:                        , 1998
                             (Be sure to date your Proxy)


                             Name(s) of Shareholder(s)


                             Signature(s) of Shareholder(s)

    Please mark, date, and sign this Proxy, and return it in the enclosed, return-addressed envelope. No postage is necessary.

             PLEASE RETURN PROXY AS SOON AS POSSIBLE.